Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of i-80 Gold Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Young, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 10, 2026
/s/ Richard Young
Richard Young
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to i-80 Gold Corp. and will be retained by i-80 Gold Corp. and furnished to the Securities and Exchange Commission or its staff upon request.